UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 14, 2014

Independence Realty Trust, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Independence Realty Trust, Inc. (the "Company") hereby supplements the section captioned "Incorporation of Certain Information by Reference" in the prospectus dated June 16, 2014 included as part of its registration statement on Form S-3 (File No. 333-196033) to add as documents incorporated by reference the Current Report on Form 8-K filed on November 26, 2013 (as amended by Current Report on Form 8-K/A filed on December 2, 2013).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Description

23.1 Consent of McGladrey LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

July 14, 2014	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

23.1	Consent of McGladrey LLP.